Exhibit 10.1

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of May 30, 2024 by and between:

(1)	Bitdeer Technologies Group, an exempted company with limited liability incorporated in the Cayman Islands (the “Company”); and

(2)	Tether International Limited, a BVI business company (the “Purchaser”).

The Company and the Purchaser are sometimes each referred to herein as a “Party” and collectively as the “Parties.” This Agreement, the Warrant (as defined below), the Registration Rights Agreement (as defined below) and any agreements and documents that may be required to implement the transactions contemplated by this Agreement, are referred to herein as the “Transaction Documents.” The transactions contemplated under this Agreement and the Transaction Documents are collectively referred to herein as the “Transactions”.

W I T N E S S E T H:

WHEREAS, upon the terms and subject to the conditions of this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser wish to purchase from the Company, (i) Class A ordinary shares of the Company, par value US$0.0000001 per share (“Ordinary Shares”) and (ii) a Warrant to purchase Ordinary Shares (the “Warrant” and the Ordinary Shares issuable upon exercise of the Warrant, the “Warrant Shares”), in substantially the form attached as Exhibit A hereto, in a private placement exempt from registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS, the parties hereto are concurrently entering into a Registration Rights Agreement in the form attached as Exhibit B hereto (the “Registration Rights Agreement”), pursuant to which the Company shall register under the Securities Act the resale of the Registrable Securities (as defined in the Registration Rights Agreement) by the Purchaser, upon the terms and subject to the conditions set forth therein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.1           Issuance, Sale and Purchase of Ordinary Shares and Warrant. Upon the terms and subject to the conditions of this Agreement, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue, sell and deliver to the Purchaser, at the Closing (as defined below), 18,587,360 Ordinary Shares and related Warrant, which will entitle the holder thereof to purchase up to 5,000,000 additional Ordinary Shares at an exercise price of US$10.00 per Ordinary Share within one year after issuance of the Warrant, for a total amount of consideration equal to US$100,000,000 (the “Purchase Price”), free and clear of all liens, charges, pledges, mortgages, security interests, encumbrances, assessments, rights of first refusal, rights of pre-emption, third-party rights or interests, claims and other restrictions of any kind (collectively, “Liens”) (except for restrictions arising under the Securities Act or created by virtue of this Agreement). The Ordinary Shares issued to the Purchaser pursuant to this Agreement shall be referred to herein as the Purchaser’s “Purchased Shares”; the Warrant issued to the Purchaser pursuant to this Agreement shall be referred to herein as the Purchaser’s “Purchased Warrant”; the Purchased Shares and the Purchased Warrant are collectively referred to herein as the “Purchased Securities”; and the Purchased Securities and the Warrant Shares are collectively referred to herein as the “Securities”.

Section 1.2          Closing.

(a)        Closing. Subject to the satisfaction or, to the extent permitted by applicable law, waiver of the conditions precedent specified in Section 1.3, the closing (the “Closing”) of the sale and purchase of the Purchased Securities pursuant to Section 1.1 shall take place remotely via the electronic exchange of the closing documents and signatures on or as soon as possible after the date hereof or on such date and such other time as the Company and the Purchaser may mutually agree upon. The date and time of the Closing are referred to herein as the “Closing Date.”

(b)        Payment and Delivery. At the Closing, the Purchaser shall pay its Purchase Price to the Company in U.S. dollars by same-day wire transfer, or by such other method mutually agreeable to the Company and the Purchaser, of immediately available funds to such bank account(s) designated in writing by the Company, and the Company shall deliver (i) the Purchased Shares in book-entry form, in the name of the Purchaser, free and clear of all Liens (except for restrictions arising under the Securities Act or created by virtue of this Agreement) along with evidence of the issuance of the Purchased Shares, and (ii) a duly executed copy of the Purchased Warrant (with the original to follow per Section 1.3).

(c)         Restrictive Legend. Each book-entry representing Purchased Shares shall be endorsed with the following legend:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SHARES MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHIN THE UNITED STATES IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION THEREFROM.

Section 1.3          Closing Conditions.

(a)       Conditions to the Purchaser’s Obligations to Effect the Closing. The obligation of the Purchaser to purchase and pay for its Purchased Securities as contemplated by this Agreement is subject to the satisfaction, on or before the Closing Date, of the following conditions, any of which may only be waived in writing by the Purchaser in its sole discretion:

(i)          All corporate and other actions required to be taken by the Company in connection with the issuance and sale of the relevant Purchased Securities hereunder and any other Transactions shall have been completed (including the receipt of all approvals, consents, and waivers necessary for the consummation of the Transactions).

(ii)         The representations and warranties of the Company contained in Section 2.1 of this Agreement shall have been true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect (as defined below), true and correct in all respects) on the date of this Agreement and on and as of the Closing Date; and the Company shall have performed and complied in all material respects with all, and not be in breach or default in any material respects under any, agreements, covenants, conditions and obligations contained in this Agreement or any other Transaction Document that are required to be performed or complied with on or before the Closing Date.

(iii)        No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the Transactions with respect to the Purchaser, or imposes any damages or penalties in connection with the Transactions with respect to the Purchaser; and no action, suit, proceeding or investigation shall have been instituted by a governmental authority of competent jurisdiction or threatened that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the Transactions with respect to the Purchaser, or imposes any damages or penalties in connection with the Transactions with respect to the Purchaser.

(iv)         From and after the date hereof, there shall not have occurred a Material Adverse Effect.

(v)        No suspension by Nasdaq of the qualification of the Ordinary Shares for offering or sale or trading, or initiation or threatening of any proceedings by Nasdaq for any of such purposes, shall have occurred.

(vi)         The Company shall have delivered to the Purchaser a counterpart signature page of the Registration Rights Agreement duly executed by the Company.

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(vii)        The Company shall have delivered to the Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer and its Chief Financial Officer, certifying to the fulfillment of the conditions specified in this Section 1.3(a).

(viii)       The Company shall cause to be delivered to the Purchaser a legal opinion of each of Cooley LLP and Ogier, U.S. and Cayman legal counsel to the Company, respectively, in form and substance reasonably satisfactory to the Purchaser.

(ix)         The Company shall cause to be delivered to the Purchaser (i) the Purchased Shares as set forth in Section 1.2(b) and (ii) a PDF copy of the Purchased Warrant, duly executed by the Company and registered in the name of the Purchaser, with the original Purchased Warrant delivered within five (5) Business days of the Closing Date.

(b)       Conditions to the Company’s Obligations to Effect the Closing. The obligation of the Company to issue, sell and deliver the relevant Purchased Securities to the Purchaser as contemplated by this Agreement is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may only be waived in writing by the Company in its sole discretion:

(i)           All corporate and other actions required to be taken by the Purchaser in connection with the purchase of its Purchased Securities hereunder and any other Transactions shall have been completed.

(ii)          The representations and warranties of the Purchaser contained in Section 2.2 of this Agreement shall have been true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, true and correct in all respects) with respect to the Purchaser on the date of this Agreement and on and as of the Closing Date; and the Purchaser shall have performed and complied in all material respects with all, and not be in breach or default in any material respect under any, agreements, covenants, conditions and obligations contained in this Agreement or any other Transaction Document that are required to be performed or complied with by the Purchaser on or before the Closing Date.

(iii)        No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the Transactions with respect to the Purchaser, or imposes any damages or penalties in connection with the Transactions with respect to the Purchaser; and no action, suit, proceeding or investigation shall have been instituted by a governmental authority of competent jurisdiction or threatened that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the Transactions with respect to the Purchaser, or imposes any damages or penalties in connection with the Transactions with respect to the Purchaser.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1       Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser and Cantor Fitzgerald & Co. (the “Placement Agent”), as of the date hereof and as of the Closing Date, except as disclosed in any SEC Documents (as defined below) that are publicly available prior to the date hereof (excluding the representations and warranties that speak as of a specific date, which shall be made as of such date and any forward-looking statements and any disclosure of non-specific risks faced by the Company to the extent they are cautionary, predictive or forward-looking in nature), as follows:

(a)      The Company and any subsidiary that is a significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission) (each, a “Subsidiary,” collectively, the “Subsidiaries”) have been duly incorporated, organized and are validly existing and in good standing (to the extent such concept is applicable) under the laws of their respective jurisdictions of incorporation or organization, are duly qualified to do business and are in good standing (to the extent such concept is applicable) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement, the Registration Rights Agreement or the Purchased Warrant (a “Material Adverse Effect”).

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(b)         The Company owns, directly or indirectly, all of the equity interests of the Subsidiaries free and clear of any Lien, and all the equity interests of the Subsidiaries are validly issued and are fully paid, nonassessable and free of preemptive and similar rights. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 8.1 to the Company’s most recent Annual Report on Form 20-F for the most recently ended fiscal year and other than (i) those subsidiaries not required to be listed on Exhibit 8.1 by Item 601 of Regulation S-K under the Exchange Act and (ii) those subsidiaries formed since the last day of the most recently ended fiscal year.

(c)        The Company has full power and authority to enter into, execute and deliver this Agreement and the other Transaction Documents and each agreement, certificate, document and instrument to be executed and delivered by the Company pursuant to this Agreement and the other Transaction Documents and to perform its obligations hereunder or thereunder (including, but not limited to, the sale and delivery of the Purchased Shares and the Purchased Warrant and the reservation for issuance and the subsequent issuance of the Warrant Shares upon exercise of the Purchased Warrant). The execution and delivery by the Company of this Agreement and the other Transaction Documents and the performance by the Company of its obligations hereunder and thereunder have been duly authorized by all requisite actions on its part.

(d)        This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by the availability of specific performance, injunctive relief, or other equitable remedies.

(e)         The authorized, issued and outstanding share capital of the Company as of March 31, 2024 is as set forth in all reports, schedules, forms, statements and other documents required to be filed or furnished by the Company pursuant to the Securities Act or the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, including the exhibits thereto and documents incorporated by reference therein (the “SEC Documents”). All the outstanding share capital of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. All of the issued and outstanding Ordinary Shares have been issued in compliance with all applicable securities laws, without violation of any preemptive rights, rights of first refusal or other similar rights. Except as set forth in the SEC Documents, there are no options, warrants, convertible debt, other convertible instruments or other rights, agreements, arrangements or commitments of any character issued by the Company relating to the issued or unissued share capital of the Company or obligating the Company to issue or sell any share capital or other securities of the Company or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire, any securities of the Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding. The rights of the Ordinary Shares and Warrant Shares to be issued to the Purchaser as Ordinary Shares shall be as stated in the Amended and Restated Memorandum and Articles of Association of the Company.

(f)         The Purchased Securities being issued pursuant to this Agreement have been duly authorized and, when issued and delivered to and paid for by the Purchaser pursuant to this Agreement, will be validly issued, fully paid and non-assessable and free and clear of any Lien, except for restrictions arising under the Securities Act or created by virtue of this Agreement. The Warrant Shares issuable upon exercise of the Purchased Warrant have been duly authorized and, when issued and delivered to the Purchaser, will be validly issued, fully paid and non-assessable and free and clear of any Lien, except for restrictions arising under the Securities Act or created by virtue of this Agreement.

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(g)       The execution, delivery and performance of this Agreement (including compliance by the Company with all of the provisions hereof), the issuance and sale of the Purchased Securities pursuant to this Agreement, the issuance of the Warrant Shares upon exercise of the Purchased Warrant and the consummation of the transactions contemplated hereby, will not (i) violate any provision of the organizational documents of the Company or any Subsidiary; (ii) violate any law, constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction or rule of any Governmental Authority of any jurisdiction to which the Company or any of its Subsidiaries or any of its or their respective properties is subject in respect of the transactions contemplated under this Agreement or which may otherwise be applicable to the Company in connection with the performance of this Agreement; or (iii) conflict with, result in a breach of, or constitute a default under (or an event that with notice or lapse of time or both would become a default), or result in the creation or imposition of any Lien upon any of the property or assets of the Company or any of its Subsidiaries, or create in any party rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) pursuant to the terms of any agreement, indenture, credit facility, instrument, or other arrangement to which the Company or its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject.

(h)        Neither the execution and delivery by the Company of this Agreement or the other Transaction Documents, nor the consummation by the Company of any of the transactions contemplated hereby or thereby, nor the performance by the Company of this Agreement or the other Transaction Documents in accordance with their terms requires the consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or the giving notice to, any Governmental Authority or any third party, except such as (1) have been or will have been obtained, made or given on or prior to the Closing Date and (2) will be obtained in accordance with the terms of Article I of this Agreement.

(i)          The business of the Company or its Subsidiaries is not being conducted, and has not been conducted at any time during the three years prior to the date hereof, in violation of any law, constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction or rule of any Governmental Authority applicable to the Company except for violations that do not and would not have a Material Adverse Effect.

(j)         The Company has filed or furnished, as applicable, all SEC Documents required to be filed or furnished by it with the United States Securities and Exchange Commission (the “Commission”) and Nasdaq for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) pursuant to the applicable securities laws and stock exchange rules. As of their respective filing or furnishing dates, or to the extent corrected by a subsequent restatement, the SEC Documents complied in all material respects with the requirements of the Sarbanes-Oxley Act of 2002, the Securities Act, the Exchange Act or Nasdaq’s rules, as the case may be, and the rules and regulations promulgated thereunder, as applicable, to the respective SEC Documents, and, none of the SEC Documents, at the time they were filed or furnished, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the date of this Agreement, the Company’s Ordinary Shares are listed on Nasdaq, and the Company has not received any notification that the Commission or Nasdaq is contemplating suspending or terminating such listings (or the applicable registration under the Exchange Act related thereto).

(k)         The Company is a “foreign private issuer,” within the meaning of Rule 3b-4 under the Exchange Act. The Company has taken all actions required pursuant to Nasdaq Rule 5615(a)(3) to duly and validly rely on the exemption for foreign private issuers from applicable rules and regulations of the Nasdaq by adopting the home country practice in connection with the transactions contemplated hereunder (including an exemption from any Nasdaq rules that would otherwise require seeking shareholder approval in respect of such transactions). The Company may issue the relevant Ordinary Shares hereunder without regard to the limitations imposed by Nasdaq Rule 5635(d).

(l)         The financial statements (including any related notes) contained in the SEC Documents (collectively, the “Financial Statements”): (A) were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) applied on a consistent basis throughout the periods covered thereby (except (a) as may be otherwise indicated in such Financial Statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed to summary statements) and (B) fairly present in all material respects the consolidated financial position of the Company and the Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods covered thereby, in each case except as disclosed therein or in the SEC Documents and as permitted under the Exchange Act.

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(m)        The Company has established and maintains a system of internal accounting controls that will be in compliance with the Exchange Act and sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Documents, the Company’s internal controls over financial reporting are effective and the Company is not aware of any material weakness in their internal controls over financial reporting. Since the date of the latest audited financial statements of the Company included or incorporated by reference in the SEC Documents, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (other than as set forth in the SEC Documents).

(n)        There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Documents and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect.

(o)        The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.

(p)        Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 2.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Purchased Securities by the Company to the Purchaser as contemplated hereby nor under the Transaction Documents.

(q)         There are no claims, actions, suits, proceedings, investigations, or arbitrations by or against the Company or any of its Subsidiaries pending (of which the Company or its Subsidiaries has received notice or otherwise has knowledge) by or before any Governmental Authority (as defined below), or, to the Company’s or any of its Subsidiaries’ knowledge, threatened to be brought by or before any Governmental Authority, that would have a Material Adverse Effect or that questions the validity of this Agreement or other Transaction Documents or the right of the Company to enter into this Agreement or other Transaction Documents or to consummate the Transactions. There is no unsatisfied judgment, decree, injunction, ruling or order of any Governmental Authority outstanding against or any open injunction binding upon the Company or any of its Subsidiaries that would have a Material Adverse Effect. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act. As used herein, “Governmental Authority” means any federal, state, provincial, local, municipal, foreign or other governmental or quasi-governmental authority, including any arbitrator and applicable securities exchanges, or any department, minister, agency, commission, commissioner, board, subdivision, bureau, agency, instrumentality, court or other tribunal of any of the foregoing.

(r)        The Company and each of its Subsidiaries owns or has obtained valid and enforceable licenses for the inventions, patents, patent applications, trademarks, trade names, service names, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information) and other intellectual property described in the SEC Documents as being owned or licensed by it or which are necessary for the conduct of its business as currently conducted or as currently proposed to be conducted (with respect to the development and commercialization of the product candidates described in the SEC Documents, except where the failure to own or license such rights would not, individually or in the aggregate, have a Material Adverse Effect) (collectively, “Intellectual Property”), and to the Company’s knowledge the conduct of its business does not infringe, misappropriate, or otherwise conflict in any material respect with any such rights of others. The Intellectual Property of the Company is subsisting, free and clear of all material Liens, and has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part and the Company has no knowledge of any facts which would form a reasonable basis for any such adjudication. To the Company’s knowledge, there are no third parties who have rights to any Intellectual Property, except for any customary reversionary rights of third-party licensors with respect to Intellectual Property that is disclosed in the SEC Documents as licensed to the Company or a Subsidiary; and, to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property. The Company and each Subsidiary has complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or a Subsidiary, and all such agreements are in full force and effect. The Company and each Subsidiary has taken commercially reasonable steps to protect, maintain, and safeguard its Intellectual Property, including the execution of appropriate nondisclosure, confidentiality agreements, and invention assignment agreements and invention assignments with its employees or consultants, and, to the Company’s knowledge, no employee of the Company or consultant is in or has been in violation of any material term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company.

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(s)        Since January 1, 2024, (i) the Company and its Subsidiaries have carried on their respective businesses in the ordinary course, consistent with past practice, and, there has not been any change, development, occurrence or event that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to IFRS or disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its share capital (other than in connection with repurchases of unvested stock issued to employees of the Company), and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Documents. Except for the issuance of the Purchased Securities and the transactions contemplated by the Transaction Documents, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed.

(t)          Neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person or entity acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, as amended, or any similar law or legislation; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(u)         Neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person or entity acting on behalf of the Company is currently subject to any U.S. sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority.

(v)         The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(w)        Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any contract of the Company that has been filed as an exhibit to the SEC Documents, (ii) is in violation of any order, ruling, judgment, or decree of any court, arbitrator or other Governmental Authority having jurisdiction over the Company, any Subsidiary, or any of their respective properties or assets, or (iii) is in violation of, or in receipt of notice that it is in violation of, any law, statute, rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary or any of their respective properties or assets, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

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(x)        Neither the Company, nor, to the Company’s knowledge, any of its affiliates or any person or entity acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of securities contemplated hereby.

(y)         The Company and each of its Subsidiaries (i) has accurately and timely prepared and filed all foreign, federal, state, county, and local income and all other material return, statement, schedule, declaration, claim for refund, report, document or form filed or required to be filed with respect to Taxes (as defined below), including any amendment, attachment and supplement thereof (“Tax Returns”) required by any jurisdiction to which it is subject, (ii) has paid all material Taxes due and owing whether or not shown on such Tax Returns and (iii) has set aside on its books provisions reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such returns, reports or declarations apply, unless otherwise would not have a Material Adverse Effect. There are no unpaid Taxes claimed to be due by the Company or any of its Subsidiaries by the taxing authority of any jurisdiction. There have been no examinations or audits of any Tax Returns or reports by any applicable federal, state, local or foreign governmental agency. There is no proposed deficiency, audit, action, suit or other proceeding with respect to Taxes pending or threatened. There is no Tax lien, whether imposed by any Governmental Authority, outstanding against the assets, properties or business of the Company or any of its Subsidiaries, except for liens for Taxes not yet due and payable as may accrue in the ordinary course of business. The Company and each of its Subsidiaries has withheld or collected from each payment to each of its employees, contractors or any other third party or person the amount of all material Taxes required to be withheld or collected therefore and has paid the same to the proper Governmental Authority. “Tax” or “Taxes” means all federal, state, local, non-U.S. and other taxes, charges, fees, duties, levies, imposts, customs or other assessments, including all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, profit share, license, lease, service, service use, value added, withholding, payroll, employment, excise, estimated, severance, stamp, occupation, premium, real property, personal property, payroll, escheat, unclaimed property, windfall profits, environmental, capital stock, social security (or similar), unemployment, disability, registration, alternative or add-on minimum, estimated, or other taxes, fees, assessments, customs, duties, levies, imposts or charges of any kind whatsoever, whether disputed or not, together with any interest, penalties, additions to tax, fines or other additional amounts imposed thereon or related thereto.

(z)         The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries, and (ii) Liens for the payment of taxes for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and any Subsidiaries are held by them under valid, subsisting, and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects.

(aa)       Neither the Company, nor, to the Company’s knowledge, any of its affiliates or any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Purchased Securities as contemplated hereby, (ii) as it relates to the offer and sale by the Company of the Purchased Securities as contemplated hereby, require registration of any of the Ordinary Shares under the Securities Act or (iii) cause transactions contemplated by this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act, nor will the Company take any action or steps that would require registration of the issuance of any of the Ordinary Shares under the Securities Act (other than pursuant to the registration rights set forth below) or would cause the transactions contemplated by this Agreement to be integrated with other securities offerings for purposes of the Securities Act.

(bb)       The Company is not a “shell company” (as defined in Rule 12b-2 under the Exchange Act).

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(cc)        The Company is not and, following the Closing, will not be required to register as an investment company under the Investment Company Act of 1940, as amended.

(dd)        The Company confirms that it has not provided, and to the Company’s knowledge, none of its officers or directors nor any other person acting on its or their behalf has provided, the Purchaser or its respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of this Agreement and the proposed transactions hereunder may constitute such information, all of which will be disclosed pursuant to Section 3.6. From and after the time of such disclosure, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to the Purchaser by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company. In addition, effective upon the time of such disclosure, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or affiliates on the one hand, and the Purchaser or any of its affiliates on the other hand, shall terminate. The Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of the Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b) and reasonably cooperate with such Purchaser regarding such disclosure.

(ee)       The Ordinary Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act. The Company has taken no action designed to, or which is reasonably likely to, have the effect of terminating the registration of such Ordinary Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from Nasdaq to the effect that the Company is not in compliance with the listing or maintenance requirements of Nasdaq.

(ff)           The Company meets the registration and transaction requirements for use of Form F-3 for the registration of the Purchased Shares and Warrant Shares for resale by the Purchaser.

Section 2.2          Representations and Warranties of the Purchaser. The Purchaser hereby, severally and not jointly with any other Purchaser represents and warrants to the Company and the Placement Agent as of the date hereof and as of the Closing Date, as follows:

(a)         The Purchaser is duly formed, validly existing and in good standing in the jurisdiction of its organization. The Purchaser has all requisite power and authority to carry on its business as it is currently being conducted.

(b)        The Purchaser has full power and authority, through its investment manager, to enter into, execute and deliver the Transaction Documents and each agreement, certificate, document and instrument to be executed and delivered by the Purchaser pursuant to the Transaction Documents and to perform its obligations hereunder and thereunder. The execution and delivery by the Purchaser of the Transaction Documents and the performance by the Purchaser of its obligations hereunder and thereunder have been duly authorized by all requisite actions on its part.

(c)        Each of the Transaction Documents has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by the availability of specific performance, injunctive relief, or other equitable remedies.

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(d)         Neither the execution and the delivery of this Agreement or any other Transaction Document, nor the consummation of the Transactions, will (i) violate any provision of the organizational documents of the Purchaser or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which the Purchaser is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of or creation of an encumbrance under, or create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which the Purchaser is a party or by which the Purchaser is bound or to which any of the Purchaser’s assets are subject. There is no action, suit or proceeding, pending or, to Purchaser’s knowledge, threatened against the Purchaser that questions the validity of this Agreement or other Transaction Documents or the right of the Purchaser to enter into this Agreement or other Transaction Documents or to consummate the Transactions.

(e)         Neither the execution and delivery by the Purchaser of this Agreement or other Transaction Documents, nor the consummation by the Purchaser of any of the Transactions, nor the performance by the Purchaser of this Agreement or any other Transaction Documents in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving notice to, any Governmental Authority or any third party, except such as have been or will have been obtained, made or given on or prior to the Closing Date.

(f)        The Purchaser has received and carefully reviewed the Company’s annual report on Form 20-F for the fiscal year ended December 31, 2023, all subsequent public filings of the Company with the Commission, other publicly available information regarding the Company, and such other information that it and its advisors deem necessary to make its decision to enter into this Agreement. The Purchaser has had the opportunity to ask questions of and receive answers directly with respect to the Purchaser’s investment and conducted and completed the Purchaser’s own independent due diligence with respect to the Transactions with respect to the Purchaser.

(g)         Neither the Company nor any of its affiliates, principals, shareholders, partners, employees and agents has been requested to or has provided the Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired.

(h)         The Purchaser acknowledges and understands that (i) the Company and its affiliates may possess material non-public information regarding the Company not known to the Purchaser that may impact the value of the Purchased Securities, including, without limitation, (x) information received by principals and employees of the Company in their capacities as directors, officers, significant shareholders and/or affiliates of the Company, and (y) information otherwise received from the Company on a confidential basis (collectively, the “Information”), and that the Company is not disclosing the Information to the Purchaser. The Purchaser understands, based on its experience, the disadvantage to which the Purchaser is subject due to the disparity of information between the Company and the Purchaser. Notwithstanding such disparity, the Purchaser has deemed it appropriate to enter into this Agreement and to consummate the Transactions. The Purchaser agrees that none of the Company, its directors, officers, significant shareholders, affiliates and agents shall have any liability to the Purchaser, its affiliates, principals, shareholders, partners, employees, agents, grantors or beneficiaries, due to or in connection with the Company’s use or non-disclosure of the Information, and the Purchaser hereby irrevocably waives any claim that it might have based on the failure of the Company to disclose the Information. However, for the avoidance of doubt, nothing in this Agreement will waive any of the Company’s obligations or its liability under this Agreement or any other Transaction Document (including for breach of any representation, warranty, covenant, agreement, or obligations hereunder or thereunder) or otherwise in connection with the Securities or any other agreement between the Company and the Purchaser (or any of its affiliates).

(i)          The Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its participation in the Transactions is a fit, proper and suitable investment for the Purchaser, notwithstanding the substantial risks inherent in investing in or holding the securities. The Purchaser is able to bear the substantial risks associated with its purchase, including but not limited to loss of its entire investment therein.

(j)          The Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Purchased Securities. The Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment, and is consummating the Transactions with a full understanding of all of the terms, conditions and risks and willingly assumes those terms, conditions and risks.

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(k)         The Purchaser is acquiring the Purchased Securities for its own account for investment purposes only and not with the view to, or with any intention of, resale, distribution or other disposition thereof. The Purchaser does not have any direct or indirect arrangement, or understanding with any other person to distribute, or regarding the distribution of the Purchased Securities in violation of the Securities Act or any other applicable state securities law.

(l)          The Purchaser (x) was not identified or contacted through the marketing of the Purchased Securities and (y) did not contact the Company as a result of any general solicitation or directed selling efforts.

(m)       The Purchaser acknowledges that its Purchased Securities are “restricted securities” that have not been registered under the Securities Act or any applicable state securities law. The Purchaser further acknowledges that, absent an effective registration under the Securities Act, its Purchased Securities may only be offered, sold or otherwise transferred (x) to the Company, (y) outside the United States in accordance with Rule 904 of Regulation S or (z) pursuant to an exemption from registration under the Securities Act, including Rule 144 under the Securities Act, provided that the holding period and other requirements thereof have been met.

(n)         The Purchaser is (i) not a “U.S. Person” as defined in Rule 902 of Regulation S, or (ii) (a) an “accredited investor” within the meaning of Rule 501(a) (1), (2), (3) or (7) under the United States Securities Act of 1933, as amended, (b) an “institutional account” as defined in FINRA Rule 4512(c) and (c) a sophisticated institutional investor with sufficient knowledge and experience in investing in investments similar to those involved in the Transactions to properly evaluate the risks and merits of the Purchaser’s participation in the Transactions.

(o)         The Purchaser acknowledges and agrees that the Purchased Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Purchased Securities have not been registered under the Securities Act.

(p)         The Purchaser does not, directly or indirectly, own more than five percent of the outstanding common stock (or other voting securities) of any member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or a holding company for a FINRA member, and is not otherwise a “restricted person” for the purposes of FINRA Rule 5130.

(q)         The Purchaser acknowledges that (1) it has not relied on any statements or other information provided by the Placement Agent or its affiliates with respect to its decision to invest in the Purchased Securities, and (2) neither the Placement Agent nor any of its affiliates have prepared any disclosure or offering document in connection with the offer and sale of the Purchased Securities. The Purchaser further acknowledges and agrees that, to the extent permitted by applicable law, none of the Placement Agent, its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing shall have any liability to the Purchaser arising out of this Agreement.

ARTICLE III

COVENANTS

Section 3.1           Further Assurances. From the date of this Agreement until the Closing Date, the Company and the Purchaser shall use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Transactions with respect to the Purchaser.

Section 3.2           Nasdaq Listing. As long as the Purchaser continues to own any Purchased Securities, the Company will continue the listing and trading of its Ordinary Shares on Nasdaq and to comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of Nasdaq.

Section 3.3           Reservation of Shares. The Company has available and, as long as the Purchased Warrant remains outstanding, the Company shall authorize, reserve and keep available at all times, free of preemptive and other similar rights of shareholders, the requisite aggregate number of authorized but unissued Ordinary Shares to enable the Company to timely effect the exercise of the Purchased Warrant, assuming the Purchased Warrant is exercisable in full and without regard to any limitations on the exercise of the Purchased Warrant set forth therein.

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Section 3.5          Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC fees or broker’s commissions, relating to or arising out of the initial issuance and sale of the Securities to the Purchaser. The Purchaser shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC fees or broker’s commissions, relating to or arising out of the resale or transfer of the Securities. The Company shall pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Purchased Securities to the Purchaser.

Section 3.6          Disclosure of Transactions and Other Material Information. The Company shall, not later than 6:00 p.m., New York City time, on the trading day immediately after the date of this Agreement, furnish with the Commission a Form 6-K disclosing the execution of this Agreement and the Registration Rights Agreement by the Company and the Purchaser and describing the material terms thereof and attaching as exhibits thereto copies of each of this Agreement and the Registration Rights Agreement (including all exhibits thereto, the “Form 6-K”). The Company shall provide the Purchaser a reasonable opportunity to comment on a draft of the Form 6-K prior to furnishing the Form 6-K with the Commission and shall give reasonable consideration to all such comments. From and after the furnishing of the Form 6-K with the Commission, the Company shall have publicly disclosed all material, nonpublic information delivered to the Purchaser (or the Purchaser’s representatives or agents) by the Company, or any of its officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Purchaser covenants that until such time as the transactions contemplated by this Agreement and the Registration Rights Agreement are publicly disclosed by the Company as described in this Section 3.6, the Purchaser shall maintain the confidentiality of all disclosures made to it in connection with the transactions contemplated by the Transaction Documents (including the existence and terms of the transactions contemplated thereby), except that the Purchaser may disclose the terms of such transactions to its financial, accounting, legal and other advisors (provided that the Purchaser directs such persons to maintain the confidentiality of such information).

Section 3.7          Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and for purposes of expanding the Company’s and its Subsidiaries’ data centers and the development of ASIC-based mining rigs, and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s or any Subsidiary’s debt (other than payment of trade payables in the ordinary course of the Company’s or a Subsidiary’s business and consistent with prior practices); (b) for the redemption of any Ordinary Shares or other capital stock of the Company; or (c) for the settlement of any outstanding litigation.

ARTICLE IV

MISCELLANEOUS

Section 4.1          Survival of the Representations and Warranties. All representations and warranties made by any Party shall survive for one year and shall terminate and be without further force or effect on the first anniversary of the date hereof.

Section 4.2         Governing Law; Arbitration. This Agreement shall be governed and interpreted in accordance with the laws of the State of New York. Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination shall be referred to and finally resolved by EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS AND ANY QUESTION REGARDING ITS EXISTENCE, VALIDITY, OR TERMINATION), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION, OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION, OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

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Section 4.3        Amendment; Wavier. This Agreement shall not be amended, changed or modified, except by another agreement in writing executed by the Parties. No provision of this Agreement may be waived except in a written instrument signed by the Party against whom enforcement of such waived provision is sought. Any waiver of a right hereunder does not extend beyond the specific event or circumstance giving rise to the right. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any Party to exercise any right or remedy under this Agreement will operate as a waiver thereof, nor does any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

Section 4.4        Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, each of the Parties and their respective heirs, successors and permitted assigns and legal representatives.

Section 4.5        Assignment. Neither this Agreement nor any of the rights, duties or obligations hereunder may be assigned by a Party without the express written consent of the other Party, except that the Purchaser may assign all or any part of its rights and obligations hereunder to any affiliate of the Purchaser without the consent of the Company, provided that no such assignment shall relieve the Purchaser of its obligations hereunder if such assignee does not perform such obligations. Any purported assignment in violation of the foregoing sentence shall be null and void.

Section 4.6        Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of actual delivery if delivered personally to the Party to whom notice is to be given, on the date sent if sent by email, on the next business day following delivery to an overnight courier service or on the day of attempted delivery by postal service if mailed by registered or certified mail, return receipt requested, postage paid, in each case properly addressed as follows:

If to the Purchaser, to such address or addresses set forth on the signature page hereto;

If to the Company, to:

Bitdeer Technologies Group
08 Kallang Avenue,
Aperia tower 1, #09-03/04
Singapore 339509
Attn: [***]
Email: [***]

With a copy to

Cooley HK
35/F, Two Exchange Square
8 Connaught Place
Central, Hong Kong
Attn: [***]
Email: [***]

Any Party may change its address for purposes of this Section 4.6 by giving the other Party written notice of the new address in the manner set forth above.

Section 4.7         Entire Agreement. This Agreement and the other Transaction Documents together constitute the entire understanding and agreement between the Parties with respect to the matters covered hereby, and all prior agreements and understandings, oral or in writing, if any, between the Parties with respect to the matters covered hereby are merged and superseded by this Agreement and the other Transaction Documents.

13

Section 4.8          Severability. If any provisions of this Agreement shall be adjudicated to be illegal, invalid or unenforceable in any action or proceeding whether in its entirety or in any portion, then such provision shall be deemed amended, if possible, or deleted, as the case may be, from the Agreement in order to render the remainder of the Agreement and any provision thereof both valid and enforceable, and all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

Section 4.9          Fees and Expenses. Except as otherwise provided in this Agreement, each of the Parties will bear their respective expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the Transactions, including fees and expenses of attorneys, accountants, consultants and financial advisors.

Section 4.10         Confidentiality. Each Party shall keep in confidence, and shall not disclose, any non-public information disclosed to it or its affiliates, representatives or agents in connection with this Agreement and other Transaction Documents or the Transactions, except as required by applicable law, regulation, governmental order, and stock exchange rules. Each Party shall ensure that its affiliates, representatives and agents keep in confidence, and do not use (except for the purposes of the Transactions) or disclose, any such non-public information, except as required by applicable law applicable law, regulation, governmental order, and stock exchange rules.

Section 4.11         Specific Performance. The Parties agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

Section 4.12         Termination. In the event that the Closing of the Purchaser shall not have occurred within fourteen (14) calendar days after the date hereof, either the Company or the Purchaser may terminate this Agreement by written notice to the other; except for the provisions of Section 4.10 hereof, which shall survive any termination under this Section 4.12. However, no such termination will affect the right of any Party to sure for any breach by the other Party occurring before termination.

Section 4.13         Headings. The headings of the various articles and sections of this Agreement are inserted merely for the purpose of convenience and do not expressly or by implication limit, define or extend the specific terms of the section so designated.

Section 4.14         Execution in Counterparts. For the convenience of the Parties and to facilitate execution, this Agreement may be executed in one or more counterparts (including by electronic means), each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

Section 4.15         No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of, and be enforceable by, only the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Notwithstanding the foregoing, the Placement Agent shall be a third-party beneficiary of the representations made in Article II of this Agreement.

[signature pages follow]

14

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

COMPANY:

Bitdeer Technologies Group

By:	/s/ Jihan Wu
Name:	Jihan Wu
Title:	Chief Executive Officer

[Signature Page to Bitdeer Technologies Group Subscription Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

PURCHASER:

Tether International Limited

By:	/s/ Ludovicus Jan Van der Velde
Name:	Ludovicus Jan Van der Velde
Title:	Director

Tether International Limited
c/o SHRM Trustees
Trinity Chambers
Tortola, Road Town
British Virgin Islands, VG1110
Attn: [***]
Email: [***]

With a copy (which will not constitute notice) to:

McDermott Will & Emery LLP
One Vanderbilt Avenue
New York, New York 10017
Attn: [***]
Email: [***]

[Signature Page to Bitdeer Technologies Group Subscription Agreement]

Exhibit A

FORM OF WARRANT

See attached

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

BITDEER TECHNOLOGIES GROUP

WARRANT TO PURCHASE ORDINARY SHARES

Warrant No.:	Number of Warrant Shares (as such number may be adjusted in accordance with the terms of the Warrant):	5,000,000

Date of Issuance: May [ ], 2024 (“Issuance Date”) Expiration Date: May [ ], 2025 (“Expiration Date”)

Bitdeer Technologies Group, an exempted company with limited liability incorporated in the Cayman Islands (the “Company”), certifies that, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Tether International Limited, a BVI business company, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Ordinary Shares (the “Warrant”), at any time or times on or after the Issuance Date, but not after 5:30 p.m., New York Time, on the Expiration Date, Warrant Shares (as defined below). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15. This Warrant is issued pursuant to that certain Subscription Agreement, dated as of May 30, 2024 by and between the Company and investor named therein (the “Subscription Agreement”).

1.	EXERCISE OF WARRANT.

(a)          Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the Issuance Date, in whole or in part (but not as to fractional shares), by delivery of a written notice (which may be by facsimile or email), in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds (a “Cash Exercise”). The Holder shall not be required to surrender this Warrant in order to effect an exercise hereunder; provided, that in the event of an exercise of this Warrant for all Warrant Shares then issuable hereunder, this Warrant is surrendered to the Company by the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice. Within one (1) Trading Day following the date of exercise as aforesaid, the Holder shall deliver the Aggregate Exercise Price for the shares specified in the applicable Exercise Notice by wire transfer or cashier’s check drawn on a United States bank or such other form of payment as may be agreed by the Company. No ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice form be required. On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by email an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder. The Company shall deliver any objection to the Exercise Notice on or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice. In the event of any discrepancy or dispute, the records of the Company shall be controlling and determinative in the absence of manifest error. On or before the earlier of (i) the second (2nd) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the date on which the Holder has delivered to the Company a duly completed and executed Exercise Notice and the Aggregate Exercise Price, the Company shall, upon the request of the Holder, issue and register such aggregate number of Ordinary Shares to which the Holder is entitled pursuant to such exercise in book-entry form in the name of such Holder thereof in accordance with the instructions delivered to the Company’s transfer agent by the Company, in each case issued free and clear of all Liens (as defined in the Subscription Agreement). As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Principal Market with respect to the Ordinary Shares as in effect on the date of delivery of the Exercise Notice.

If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than ten (10) Trading Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(e)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable based on the income of the Holder or in respect of any transfer involved in the registration of any book-entry accounts for Warrant Shares or Warrants in a name other than that of the Holder or an affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

If the Company shall fail for any reason or for no reason to register Warrant Shares in the Holder’s account for such number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise of this Warrant, then the Holder shall be entitled, but not required, to rescind the applicable previously submitted Exercise Notice and the Company shall return all consideration paid by Holder for such shares upon such rescission. Notwithstanding anything herein to the contrary, the Company shall not be required to make any cash payments to the Holder in lieu of issuance of the Warrant Shares.

(b)         Exercise Price. For purposes of this Warrant, “Exercise Price” means US$10.00 per Warrant Share, subject to adjustment as provided herein.

(c)         No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

(d)         Calculations. All calculations under this Agreement shall be made to the nearest one ten- hundredth of one cent or the nearest share, as applicable.

2.           ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)          Adjustment upon Subdivision or Combination of Ordinary Shares. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, reclassification, recapitalization or otherwise) one or more classes of its Ordinary Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its Ordinary Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective (or, in the case of any stock dividend, immediately after the record date for the determination of stockholders entitled to receive such dividend).

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(b)          Adjustment Upon Issuance of Ordinary Shares. If the Company shall, at any time or from time to time, effect a Subsequent Issuance, or in accordance with this Section 2 is deemed to have effected a Subsequent Issuance, any Ordinary Shares (including the issuance or sale of Ordinary Shares owned or held by or for the account of the Company) issued or sold or deemed to have been issued or sold) without consideration or for a consideration per share less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately upon such Dilutive Issuance, the Exercise Price then in effect shall be reduced (and in no event increased) to the price per share equal to the quotient obtained by dividing: (i) the sum of (A) the product obtained by multiplying the number of Ordinary Shares issued and outstanding immediately prior to such Dilutive Issuance by the Exercise Price then in effect plus (B) the aggregate consideration, if any, received by the Company upon such Dilutive Issuance; by (ii) the sum of (A) the number of Ordinary Shares issued and outstanding immediately prior to such Dilutive Issuance plus (B) the aggregate number of Ordinary Shares issued or sold (or deemed issued or sold) by the Company in such Dilutive Issuance.

(c)          Effect of Certain Events on Adjustment to Exercise Price. For purposes of determining the adjusted Exercise Price under Section 2(b) hereof, the following shall be applicable:

(i)          Issuance of Options. If the Company shall, at any time or from time to time, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Options, whether or not such Options or the right to convert or exchange any Convertible Securities issuable upon the exercise of such Options are immediately exercisable, and the price per share (determined as provided in this paragraph and in Section 2(c)(iv)) for which Ordinary Shares is issuable upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon the exercise of such Options is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of Ordinary Shares issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting or sale of such Options (and thereafter shall be deemed issued or sold for purposes of adjusting the Exercise Price under Section 2(b)), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 2(b)) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of all such Options, plus (y) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of all such Convertible Securities and the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of Ordinary Shares issuable upon the exercise of all such Options or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options. Except as otherwise provided in Section 2(c)(iii), no further adjustment of the Exercise Price shall be made upon the actual issuance of Ordinary Shares or of Convertible Securities upon exercise of such Options or upon the actual issuance of Ordinary Shares upon conversion or exchange of Convertible Securities issuable upon exercise of such Options.

(ii)         Issuance of Convertible Securities. If the Company shall, at any time or from time to time, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, and the price per share (determined as provided in this paragraph and in Section 2(c)(iv)) for which Ordinary Shares is issuable upon the conversion or exchange of such Convertible Securities is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Convertible Securities, then the total maximum number of Ordinary Shares issuable upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities (and thereafter shall be deemed issued or sold for purposes of adjusting the Exercise Price pursuant to Section 2(b)), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 2(b)) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Convertible Securities, plus (y) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of Ordinary Shares issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in Section 2(c)(iii), no further adjustment of the Exercise Price shall be made upon the actual issuance of Ordinary Shares upon conversion or exchange of such Convertible Securities or the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Exercise Price have been made pursuant to the other provisions of this Section 2(c).

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(iii)        Change in Terms of Options or Convertible Securities. Upon any change in any of (A) the total amount received or receivable by the Company as consideration for the granting or sale of any Options or Convertible Securities referred to in Section 2(c)(i) or Section 2(c)(ii) hereof, (B) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of any Options or upon the issuance, conversion or exchange of any Convertible Securities referred to in Section 2(c)(i) or Section 2(c)(ii) hereof, (C) the rate at which Convertible Securities referred to in Section 2(c)(i) or Section 2(c)(ii) hereof are convertible into or exchangeable for Ordinary Shares, or (D) the maximum number of Ordinary Shares issuable in connection with any Options referred to in Section 2(c)(i) hereof or any Convertible Securities referred to in Section 2(c)(i) hereof, then (whether or not the original issuance or sale of such Options or Convertible Securities resulted in an adjustment to the Exercise Price pursuant to Section 2(b)) the Exercise Price in effect at the time of such change shall be adjusted or readjusted, as applicable, to the Exercise Price which would have been in effect at such time pursuant to the provisions of Section 2(b) had such Options or Convertible Securities still outstanding provided for such changed consideration, conversion rate, or maximum number of shares, as the case may be, at the time initially granted, issued, or sold, but only if as a result of such adjustment or readjustment the Exercise Price then in effect is reduced.

(iv)        Calculation of Consideration Received. If the Company shall, at any time or from time to time, issue or sell, or is deemed to have issued or sold in accordance with Section 2(c), any Ordinary Shares, Options, or Convertible Securities: (A) for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor; (B) for consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the market price (as reflected on any securities exchange, quotation system or association, or similar pricing system covering such security) for such securities as of the end of business on the date of receipt of such securities; (C) for no specifically allocated consideration in connection with an issuance or sale of other securities of the Company, together comprising one integrated transaction, the amount of the consideration therefor shall be deemed to be $0.01; or (D) to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Ordinary Shares, Options, or Convertible Securities, as the case may be, issued to such owners. The net amount of any cash consideration and the fair value of any consideration other than cash or marketable securities shall be determined in good faith jointly by the Board and the Holder.

(v)         Record Date. For purposes of any adjustment to the Exercise Price in accordance with this Section 2, in case the Company shall take a record of the holders of its Ordinary Shares for the purpose of entitling them (A) to receive a dividend or other distribution payable in Ordinary Shares, Options, or Convertible Securities or (B) to subscribe for or purchase Ordinary Shares, Options, or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Ordinary Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided, that if before the distribution to its holders of Ordinary Shares the Company legally abandons its plan to pay or deliver such dividend, distribution, subscription, or purchase rights, then thereafter no adjustment shall be required by the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(vi)        Treasury Shares. The number of Ordinary Shares outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Company and its wholly-owned subsidiaries) shall be considered an issue or sale of Ordinary Shares for the purpose of this Section 2.

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(vii)       Adjustment to Number of Warrant Shares Upon Adjustment to Exercise Price. Upon any and each adjustment of the Exercise Price as provided in Section 2(b), the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to any such adjustment shall be increased to a number of Warrant Shares equal to the quotient obtained by dividing: (A) the product of (1) the Exercise Price in effect immediately prior to any such adjustment multiplied by (2) the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such adjustment; by (B) the Exercise Price resulting from such adjustment.

(d)         Par Value. Notwithstanding anything to the contrary in this Warrant, in no event shall the Exercise Price be reduced below the par value of the Ordinary Shares.

(e)         Other Events. If any event occurs of the type contemplated by, or similar to, the provisions of Section 2(a) – (c) but not expressly provided for by such provisions, and the failure to make an adjustment in the Exercise Price and the number of Warrant Shares obtainable upon exercise of this Warrant would not fairly and fully protect the purchase rights of this Warrant in accordance with the essential intent and principles hereof, then the Company’s Board of Directors, acting reasonably and in good faith, shall determine the appropriate adjustment to be made on a basis consistent with the essential intent and principles established in this Section 2.

3.    RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Ordinary Shares, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction, other than a distribution of Ordinary Shares covered by Section 2(a)) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case provision shall be made so that upon exercise of this Warrant, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of Ordinary Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Ordinary Shares are to be determined for the participation in such Distribution; provided, however, that at the option of the Holder, in lieu of the Holder’s right to participate in any such Distribution:

(a)          any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Ordinary Shares entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Weighted Average Price of the Ordinary Shares on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one Ordinary Shares, and (ii) the denominator shall be the Weighted Average Price of the Ordinary Shares on the Trading Day immediately preceding such record date; and

(b)         the number of Warrant Shares shall be increased to a number of shares equal to the number of Ordinary Shares issuable upon conversion of the Warrant Shares immediately prior to the close of business on the record date fixed for the determination of holders of Ordinary Shares entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a).

4.           PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)         In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Ordinary Shares (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Ordinary Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Ordinary Shares are to be determined for the grant, issue or sale of such Purchase Rights.

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(b)         If, at any time while this Warrant is outstanding, the Company shall enter into or be party to a Fundamental Transaction, then the Company (or the successor entity) shall purchase this Warrant and all other outstanding Warrants from the Holders by paying to the Holders cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of each Warrant on the effective date of such Fundamental Transaction. For the sake of clarity, such calculation shall assume full exercisability of this Warrant (e.g. without regard to any limitations on the exercise of this Warrant).

5.           RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times after the Issuance Date reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Ordinary Shares, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Ordinary Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive or any other contingent purchase rights of Persons other than the Holder. The Company covenants that all Ordinary Shares so issuable and deliverable shall be, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, duly authorized, validly issued and fully paid and nonassessable. The Company will take all such actions as may be reasonably necessary to ensure that such Ordinary Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Ordinary Shares may be listed.

6.           WARRANT HOLDER NOT DEEMED A SHAREHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.           REGISTRATION AND REISSUANCE OF WARRANTS.

(a)         Registration of Warrant. The Company shall register this Warrant, upon the records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company shall also register any transfer, exchange, reissuance or cancellation of any portion of this Warrant in the Warrant Register.

(b)         Transfer of Warrant. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by applicable securities laws. Subject to applicable securities laws, if this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company together with all applicable transfer taxes, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(e)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(e)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred. The acceptance of the new Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the new Warrant that the Holder has in respect of this Warrant.

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 (c)        Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form (which shall not include the posting of any bond) and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(e)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(d)         Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company together with all applicable transfer taxes, for a new Warrant or Warrants (in accordance with Section 7(e)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that the Company shall not be required to issue Warrants for fractional Ordinary Shares.

(e)         Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall (i) be of like tenor with this Warrant, (ii) represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(b) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of Ordinary Shares underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) have an issuance date, as indicated on the face of such new Warrant, which is the same as the Issuance Date and (iv) have the same rights and conditions as this Warrant.

(f)          Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

8.           NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the information set forth in the Warrant Register. The Company shall give written notice to the Holder (i) reasonably promptly following any adjustment of the Exercise Price, setting forth in reasonable detail the calculation of such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based; (ii) at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Ordinary Shares, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities, indebtedness, or other property pro rata to holders of Ordinary Shares or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided that in each case, the Company will only be required to provide such information to the Holder if such information shall have been made known to the public prior to or in conjunction with such notice being provided to the Holder; and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction.

9.           AMENDMENT AND WAIVER; SEVERABILITY. This Warrant may be modified or amended with the written consent of the Company and the Holder. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Holder. No waiver of any default with respect to any provision of this Warrant shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision that is commercially reasonable substitute therefor, and when agreed, shall incorporate such substitute provision in this Warrant.

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10.         LIMITATION OF LIABILITY. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Warrant Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

11.         GOVERNING LAW; JURISDICTION. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Except as provided in Section 13, EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION, OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

12.         CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

13.         DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via email or facsimile within five (5) Trading Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within five (5) Trading Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Trading Days thereafter submit via email (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than twenty (20) Trading Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The expenses of the investment bank and accountant will be borne by the Company unless the investment bank or accountant determines that the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares by the Holder was incorrect by more than 25%, in which case the expenses of the investment bank and accountant will be borne by the Holder.

14.         REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to seek an injunction restraining any breach. Notwithstanding the foregoing or anything else herein to the contrary, if the Company is for any reason unable to issue and deliver Warrant Shares upon exercise of this Warrant as required pursuant to the terms hereof, the Company shall have no obligation to pay to the Holder any cash or other consideration or otherwise “net cash settle” this Warrant.

8

15.         CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)         “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the public announcement of the applicable Fundamental Transaction and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request and (ii) an expected volatility equal to 100%.

(b)         “Bloomberg” means Bloomberg Financial Markets.

(c)          “Convertible Securities” means any capital stock or other security of the Company that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Ordinary Shares).

(d)         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e)          “Fundamental Transaction” means that (A) the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (in which the Company is not the surviving corporation) another Person or the shareholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving Person immediately after such merger or consolidation, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding Ordinary Shares (not including any Ordinary Shares held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding Ordinary Shares (not including any Ordinary Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination) or (B) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares.

(f)          “Options” means any rights, warrants or options to subscribe for or purchase Ordinary Shares or Convertible Securities.

(g)         “Ordinary Shares” means (i) the Company’s Class A ordinary shares, US$0.0000001 par value per share, and (ii) any share capital into which such Ordinary Shares shall have been changed or any share capital resulting from a reclassification of such Ordinary Shares.

(h)          “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(i)          “Principal Market” means (i) The Nasdaq Global Select Market, or (ii) if the Nasdaq Global Select Market is not the principal trading market for the Ordinary Shares, then the principal securities exchange or securities market on which the Ordinary Shares are then traded.

9

(j)          “Securities Act” means the Securities Act of 1933, as amended.

(k)         “Subsequent Issuance” means any issuance, offer, sale or grant by the Company of any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Act), any Convertible Securities, debt (with or related to equity), any preferred stock or any purchase rights), other than in respect of the following: (i) any issuance, offer, sale or grant pursuant to acquisitions, joint ventures, license arrangements, leasing arrangements and similar transaction arrangements; (ii) an issuance of Ordinary Shares issued upon the conversion or exercise of Convertible Securities issued prior to the Issuance Date, provided that the conversion or exercise (as the case may be) of any such Convertible Security is made solely pursuant to the conversion or exercise (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the Issuance Date, the conversion or exercise price of any such Convertible Securities is not lowered, none of such Convertible Securities are (nor is any provision of any such Convertible Securities) amended or waived in any manner (whether by the Company or the holder thereof) to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities are otherwise materially changed or waived (whether by the Company or the holder thereof) in any manner that adversely affects the Holder; (iii) the any issuance, offer, sale or grant of equity to employees, directors and other third parties under any employee benefit plan or other compensatory contract, agreement or other arrangement (including an arrangement with a single officer or director) which has been approved by the board of directors of the Company pursuant to which Ordinary Shares may be issued to any employee, officer, director or consultant for services provided or to be provided to the Company in their capacity as such; and (iv) the issuance of the Warrant Shares.

(l)          “Trading Day” means any day on which the Ordinary Shares are traded on the Principal Market.

(m)         “Warrant Shares” means that number of fully paid and nonassessable Ordinary Shares issuable upon exercise of the Warrant, as set forth opposite the Holder’s name on Schedule I to the Subscription Agreement, as such number may be adjusted in accordance with the terms of the Warrant.

(n)          “Weighted Average Price” means, for any security as of any date, the dollar volume- weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. (formerly OTC Markets Inc.). If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 13 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Ordinary Shares to be duly executed as of the Issuance Date set out above.

BITDEER TECHNOLOGIES GROUP

By:

(Signature)

Name:

Title:

11

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER
TO EXERCISE THIS WARRANT TO PURCHASE ORDINARY SHARES

BITDEER TECHNOLOGIES GROUP

The undersigned holder hereby exercises the right to purchase  Ordinary Shares (“Warrant Shares”) of Bitdeer Technologies Group, an exempted company with limited liability incorporated in the Cayman Islands (the “Company”), evidenced by the attached Warrant to Purchase Ordinary Shares (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.           Exercise Price. The Holder intends that payment of the Exercise Price shall be made as a cash exercise under Section 1(a).

2.           Cash Exercise. The Holder shall pay the sum of US$  to the Company in accordance with the terms of the Warrant.

3.           Delivery of Warrant Shares. The Company shall deliver to the holder  Warrant Shares in accordance with the terms of the Warrant.

DATED:

(Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)

Registered Holder

Address:

12

Exhibit B

FORM OF REGISTRATION RIGHTS AGREEMENT

See attached

REGISTRATION RIGHTS AGREEMENT

dated as of May [ ], 2024

by and between

Bitdeer Technologies Group

and

Tether International Limited

 This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of May [          ], 2024 by and between Bitdeer Technologies Group, an exempted company with limited liability incorporated in the Cayman Islands (the “Company”), and Tether International Limited, a BVI business company (the “Holder”). Capitalized terms used herein shall have the meaning assigned to such terms in the text of this Agreement or in Section 1.

WHEREAS, the parties hereto are entering into this Agreement pursuant to the Subscription Agreement, dated as of May 30, 2024, between the Company and the Holder (the “Subscription Agreement”).

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the Parties agree as follows:

AGREEMENT

1.	Definitions and Interpretations

(a)         Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person.

“Agreement” has the meaning given to such term in the preamble, as the same may be amended, supplemented or restated from time to time.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York City.

“Company” has the meaning given to such term in the preamble.

“control” (including the terms “controlling,” “controlled by,” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Covered Person” has the meaning given to such term in Section 5(a). “Effectiveness Period” has the meaning given to such term in Section 3(a)(ii).
“Equity Securities” means (a) any and all Ordinary Shares or other equity securities of the Company, (b) securities of the Company convertible into, or exchangeable or exercisable for, such shares, and (c) options, warrants or other rights to acquire such Ordinary Shares or other equity securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” has the meaning given to such term in Section 4(a). “Holder” has the meaning given to such term in the preamble.

“Holder Affiliated Group” means the Holder, the Persons listed on Exhibit A hereto and any Permitted Transferee to whom the rights under this Agreement are transferred pursuant to Section 8(d).

“Indemnified Party” has the meaning given to such term in Section 5(c). “Indemnifying Party” has the meaning given to such term in Section 5(c). “Inspector” has the meaning given to such term in Section 4(m). “Losses” has the meaning given to such term in Section 5(a).

“Ordinary Shares” means Class A ordinary shares of the Company, par value US$0.0000001 per share.

“Parties” means the parties to this Agreement.

“Permitted Transferee” means, (a) with respect to any member of the Holder Affiliated Group, any person that is or becomes a member of the same reporting “group” (within the meaning of Section 13(d)(3) of the Exchange Act, as amended) as such member, (b) with respect to any member of the Holder Affiliated Group that is a corporation, limited liability company or partnership, any shareholder, member, partner or other equity holder of such member that receives Registrable Securities in a distribution from it for no consideration, and (c) with respect to any member of the Holder Affiliated Group that is a trust or an estate, any beneficiary of such member that receives Registrable Securities in a distribution from it for no consideration.

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, relating to Registrable Securities, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Records” has the meaning given to such term in Section 4(m).

“Registrable Securities” means (a) any Equity Securities issued and sold under the Subscription Agreement or the Purchased Warrant (as defined in the Subscription Agreement), including any such Equity Securities transferred to a Permitted Transferee in accordance with Section 8(d), and (b) any other Company equity securities or equity interests issued or issuable, directly or indirectly, with respect to the securities described in clause (a) by way of exercise, conversion or exchange thereof or stock dividends, stock splits or in connection with a combination of shares, reclassification, recapitalization, merger, consolidation, other reorganization or similar event. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) they are disposed of pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold to the public pursuant to Rule 144 (or other exemption from registration under the Securities Act), (iii) they have ceased to be outstanding, (iv) they are eligible to be sold by the holder thereof pursuant to Rule 144 without volume or manner-of-sale restrictions and without the need for the Company to be in compliance with the current public information required under Rule 144(c)(i) (or Rule 144(i)(2), if applicable), or (v) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.

“Registration Statement” means any registration statement of the Company filed with the SEC under the Securities Act which permits the offering of any Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, Free Writing Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Shelf” has the meaning given to such term in Section 3(a)(i).

“Subsidiary” means (i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

“Suspension Event” has the meaning given to such term in Section 3(f).

“Transfer” means to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, directly or indirectly, whether voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Equity Securities beneficially owned by a Person or any interest in any Equity Securities beneficially owned by a Person. In the event that any member of the Holder Affiliated Group that is a corporation, partnership, limited liability company or other legal entity (other than an individual, trust or estate) ceases to be, directly or indirectly, controlled by the Person controlling such member as of the date hereof or a Permitted Transferee thereof, such event will be deemed to constitute a “Transfer” as such term is used herein.

“Underwritten Offering” means an offering registered under the Securities Act in which securities of the Company are sold to one or more underwriters on a firm commitment basis pursuant to the terms of an underwriting agreement for reoffering to the public.

“Underwritten Shelf Takedown” has the meaning given to such term in Section 3(b).

(b)         Interpretations. For purposes of this Agreement, unless otherwise noted:

(i)           All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor laws, rules, regulations and forms thereto in effect at the time.

(ii)          All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successor thereto.

(iii)        All references to agreements and other contractual instruments shall be deemed to be references to such agreements or other instruments as they may be amended, waived, supplemented or modified from time to time.

(iv)         All references to any amount of securities (including Registrable Securities) shall be deemed to be a reference to such amount measured on an as-converted or as-exercised basis.

(v)          The term “including” means “including without limitation”; the term “days” means “calendar days”; and terms such as “herein,” “hereof” and words of similar import refer to this Agreement as a whole.

2.	[Reserved]

3.	Shelf Registration.

(a)          Filing.

(i)           The Company shall use reasonable best efforts to prepare and file, as soon as reasonably practicable, a registration statement for a shelf registration in accordance with Rule 415 under the Securities Act on Form F-3 (or if Form F-3 is not available, on Form F-1) (a “Shelf”) covering the issuance (if applicable) and the resale of all the Registrable Securities then outstanding on a delayed or continuous basis (and which may also cover any other securities of the Company) and shall use reasonable best efforts to have such Shelf declared effective no later than the date thirty (30) days after the filing thereof. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, the Holder.

(ii)         During the term of this Agreement, the Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities (the “Effectiveness Period”).

(iii)        If any Shelf ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use reasonable best efforts to, as promptly as is reasonably practicable, cause such Shelf to again become effective under the Securities Act (including using reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf) and shall use reasonable best efforts to, as promptly as is reasonably practicable, amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional Shelf registering the resale of all Registrable Securities then outstanding, and pursuant to any method or combination of methods legally available to, and requested by, the Holder. If an additional Shelf is filed, the Company shall use its reasonable best efforts to (a) cause such additional Shelf to become effective under the Securities Act as soon as reasonably practicable after such filing (it being agreed that the additional Shelf shall be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the most recent applicable eligibility determination date) and (b) keep such additional Shelf continuously effective, usable and in compliance with the provisions of the Securities Act until the end of the Effectiveness Period. If use of any Shelf should expire with respect to the resale of the Registrable Securities during the Effectiveness Period, the Company will take all action necessary or appropriate to permit the resale of the Registrable Securities to continue uninterrupted as contemplated in the expired Shelf, including by filing an additional Shelf relating to the Registrable Securities prior to the expiration of such Shelf.

(b)         Requests for Underwritten Shelf Takedowns. At any time and from time to time during the term of this Agreement when an effective Shelf is on file with the SEC, if the Holder delivers a written request stating that the Holder or any member of the Holder Affiliated Group intends to sell all or any portion of the Registrable Securities in an Underwritten Offering (each, an “Underwritten Shelf Takedown”), then, subject to the terms of this Agreement, the Company shall take all actions reasonably required, including amending or supplementing the Shelf, to enable such Registrable Securities to be offered and sold as contemplated by such request; provided, however, that (A) the Company shall be required to effect no more than one (1) Underwritten Shelf Takedown per calendar year (unless the Company, in its sole discretion, otherwise agrees to effect an additional Underwritten Shelf Takedown during such calendar year) and no more than five (5) Underwritten Shelf Takedowns in total during the term of this Agreement; (B) each Underwritten Shelf Takedown must pertain to at least  $15 million of Registrable Securities; and (C) no Underwritten Shelf Takedown may be requested within ninety (90) days of the date of the Prospectus supplement filed with respect to any prior Underwritten Shelf Takedown. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown, the identities of the sellers and the intended method or methods of distribution thereof.

 (c)         Priority in Underwritten Shelf Takedowns. If the managing underwriter(s) of an Underwritten Shelf Takedown advise the Company and the Holder   in  writing  that in its good faith opinion the total number or dollar amount of securities that the Holder and the Company intend to include in such Underwritten Shelf Takedown is likely to have a material adverse effect on the timing, price or distribution of such Underwritten Shelf Takedown, then the Company shall include in such  Underwritten Shelf Takedown, before including any securities proposed to be sold by the Company, the Registrable Securities that in the good faith opinion of such  managing underwriter(s) can be sold without having such material adverse effect on such Underwritten Shelf Takedown, and such number of Registrable Securities  shall be allocated as determined by the Holder.

(d)          Selection of Underwriters. The Holder shall choose the lead underwriter to administer an Underwritten Shelf Takedown, subject to the consent of the Company, which shall not be unreasonably withheld. The right of any member of the Holder Affiliated Group to include Registrable Securities in an Underwritten Shelf Takedown pursuant to this Section 3 is conditioned upon such member’s participation in such underwriting and the inclusion of such member’s Registrable Securities in the underwriting, and upon each such member’s entering into (together with the Company and the other participating members) an underwriting agreement in customary form with the underwriter(s) selected for such underwriting (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)); provided that no such member shall be required to sell more than the number of Registrable Securities that the Holder has requested the Company to include in any Underwritten Shelf Takedown with respect to such member; provided further that no such Person (other than the Company) shall be required to make any representations or warranties other than those related to title and ownership of, and power and authority to transfer, shares and the accuracy and completeness of statements made in a Registration Statement, Prospectus or other document in reliance upon, and in conformity with, written information prepared and furnished to the Company or the managing underwriter(s) by such Person pertaining exclusively to such Person.

(e)         Withdrawal. Without prejudice to the rights described in Section 3(b), prior to the filing of the applicable “red herring” Prospectus or Prospectus supplement used for marketing such Underwritten Shelf Takedown, the Holder shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification to the Company and the managing underwriter(s) (if any) of their intention to withdraw from such Underwritten Shelf Takedown. If withdrawn, a request for an Underwritten Shelf Takedown shall constitute a request for an Underwritten Shelf Takedown for purposes of Section 3(b) unless the Holder reimburses the Company for all registration expenses with respect to such Underwritten Shelf Takedown in accordance with Section 6.

(f)          Suspension of Sales; Postponements in Requested Registrations. If the filing, initial effectiveness or continued use of a Registration Statement with respect to any Registrable Securities would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the board of directors of the Company (after consultation with external legal counsel) (i) would be required to be made in any Registration Statement so that such Registration Statement would not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement and (iii) would reasonably be expected to have a material adverse effect on the Company or its business or on the Company’s ability to effect a bona fide material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction (collectively, “Suspension Events”), then the Company may, upon giving prompt written notice of such action to the Holder, delay the filing or initial effectiveness (but not the preparation) of, or suspend use of, such Registration Statement; provided that the Company shall be permitted to do so no more than twice in any 12-month period, for an aggregate period not to exceed sixty (60) days following notice of any such Suspension Event. In the event that the Company exercises its rights under the preceding sentence, the Holder shall, and shall use reasonable best efforts to cause all members of the Holder Affiliated Group that have Registrable Securities included on the Registration Statement to, suspend, promptly upon receipt of the notice referred to above, the use of any Prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. If the Company postpones registration of Registrable Securities or requires the Holder or a member of the Holder Affiliated Group to suspend any Underwritten Shelf Takedown, the Holder shall be entitled to withdraw its request for such Underwritten Shelf Takedown, and if it does so, such request shall not be treated for any purpose as the delivery of a request for an Underwritten Shelf Takedown and Holder shall not be required to reimburse the Company for any registration expenses with respect to such Underwritten Shelf Takedown.

4.
Registration Procedures. The Company shall cooperate with any member of the Holder Affiliated Group in the sale of Registrable Securities pursuant to Section 3, and shall, as soon as reasonably practicable:

(a)          prepare and file, in each case as promptly as practicable, with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the securities to be included thereon in accordance with the intended method or methods of distribution thereof, and, if such Registration Statement is not automatically effective upon filing, use reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including a free writing prospectus under Rule 433 (a “Free Writing Prospectus”)) and, to the extent reasonably practicable, documents that would be incorporated by reference or deemed to be incorporated by reference in a Registration Statement filed in connection with an Underwritten Shelf Takedown, the Company shall furnish or otherwise make available to the Holder, its counsel and the managing underwriter(s) copies of all such documents proposed to be filed (including exhibits thereto), which documents will be subject to the reasonable review and comment of such Persons, and such other documents reasonably requested by such Persons, including any comment letter from the SEC, and, if requested by such Persons, provide such Persons reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall include comments to any Registration Statement and any amendments or supplements thereto from the Holder, its counsel, or the managing underwriters, as reasonably requested.

The Company shall not file any Registration Statement, Prospectus, Free Writing Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed incorporated by reference therein) with respect to an Underwritten Shelf Takedown to which the Holder, its counsel or the managing underwriter(s) objects in writing, unless the Company is advised by counsel that such filing is necessary to comply with applicable law;

(b)         (i) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith and such Free Writing Prospectuses and Exchange Act reports as may be necessary to keep such Registration Statement continuously effective during the period provided herein, (ii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and (iii) cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented, to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act, in each case, until such time as all of such securities have been disposed of in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c)         notify the Holder, its counsel and the managing underwriter(s) promptly after the Company receives notice thereof (i) when a Prospectus or any Prospectus supplement or post-effective amendment or any Free Writing Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(l) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of such Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus, Free Writing Prospectus, amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference, as then in effect, untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(d)         use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest practical date;

(e)          if requested by the managing underwriter(s) or the Holder, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriter or the Holder, as the case may be, may reasonably request in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of distribution of such securities set forth in the Registration Statement and make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not have any obligation to modify any information if the Company reasonably believes in good faith that so doing would cause (i) the Registration Statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f)          deliver to the Holder, its counsel, and the underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto (including any Free Writing Prospectus) as such Persons may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof; and the Company, subject to the last paragraph of this Section 4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holder and the underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(g)          prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the Holder, the underwriters, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the Holder or underwriter reasonably requests in writing and to use reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable the Holder to consummate the disposition of such Registrable Securities in such jurisdiction in accordance with the intended method or methods of disposition thereof; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(g), (ii) subject itself to taxation in any jurisdiction wherein it is not so subject or (iii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith);

(h)         cooperate with the selling members of the Holder Affiliated Group and the managing underwriter(s) to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or the selling members of the Holder Affiliated Group may request;

(i)          subject to Section 3(f) above and upon the occurrence of any event contemplated by Section 4(c)(vi) above, promptly prepare a supplement or post- effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j)          provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of such Registration Statement. In connection therewith, if required by the Company’s transfer agent, the Company will promptly after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any legend upon sale by a member of the Holder Affiliated Group or the underwriter or managing underwriter under the Registration Statement;

(k)         use reasonable best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be listed on a national securities exchange if shares of the particular class of Registrable Securities are at that time listed on such exchange, prior to the effectiveness of such Registration Statement;

(l)          enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other customary actions reasonably requested by the Holder (including those reasonably requested by the managing underwriter(s)) to expedite or facilitate the disposition of such Registrable Securities, and in connection therewith, (i) make such representations and warranties to the selling holders of such Registrable Securities and the underwriters with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made to underwriters in Underwritten Offerings, and, if true, confirm the same if and when reasonably requested, (ii) use reasonable best efforts to furnish to the selling holders of such Registrable Securities opinions of outside counsel (and/or internal counsel if acceptable to the managing underwriter(s)) to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to the Holder), addressed to the Holder and each of the underwriters covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use reasonable best efforts to obtain “cold comfort” letters and updates thereof from an independent registered public accounting firm with respect to the Company (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to the Holder (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with Underwritten Offerings, (iv)    enter into an underwriting agreement which contains indemnification provisions and procedures that are customary for underwriting agreements in connection with Underwritten Offerings; and (v) deliver such documents and certificates as may be reasonably requested by the Holder or its counsel, as the case may be, or the managing underwriters to evidence the continued validity of the representations and warranties made pursuant to Section 4(l)(i) and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;

(m)        upon reasonable notice, make available for inspection by a representative of the Holder, the underwriters participating in any such disposition of Registrable Securities, and any attorneys or accountants retained by the Holder or underwriter (collectively, the “Inspectors”) at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information and Records that are not generally publicly available at the time of delivery of such information shall be kept confidential by the Inspectors unless (i) disclosure of such information or Records is required by court or administrative order, (ii) disclosure of such information or Records, in the opinion of counsel to such Inspector, is required by law or applicable legal process,

(iii)        such information or Records become generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector, (iv) such information or Records becomes available to such Inspector on a non-confidential basis from a source other than the Company that does not breach a confidentiality obligation to the Company, or (v) such information or Records are independently developed by such Inspector. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Inspector shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure;

(n)         cause its officers to support the marketing of the Registrable Securities covered by the Registration Statement (including participation in such number of “road shows” and other customary marketing activities as the underwriter(s) reasonably request); provided that the Holder shall take into account the reasonable business requirements of the Company in determining the scheduling and duration of any road show;

(o)         reasonably cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(p)         otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request and the Company may exclude from such registration the Registrable Securities of any Person who fails to furnish such information within a reasonable time after receiving such request.

The Company shall not file or amend any Registration Statement with respect to any Registrable Securities, or file any amendment of or supplement to the Prospectus or any Free Writing Prospectus used in connection therewith, that refers to any member of the Holder Affiliated Group by name or otherwise identifies such member of the Holder Affiliated Group as the holder of any securities of the Company without the consent of such member of the Holder Affiliated Group, such consent not to be unreasonably withheld or delayed, unless and to the extent that such disclosure is required by law, rule or regulation, in which case the Company shall provide prompt written notice to such Holder prior to the filing of such amendment to any Registration Statement or amendment of or supplement to the Prospectus or any Free Writing Prospectus.

The Holder agrees, and shall use reasonable best efforts to cause each member of the Holder Affiliated Group to agree, that (A) without limiting the foregoing, no material nonpublic information obtained by such Person from the Company or pertaining to a Registration Statement will be used by such Person as the basis for any market transactions in securities of the Company or its Subsidiaries in violation of law, rule or regulation and (B) if the Holder or any such member of the Holder Affiliated Group has Registrable Securities covered by such Registration Statement, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv), 4(c)(v) and 4(c)(vi) hereof, such Person will promptly discontinue disposition of such Registrable Securities covered by such
Registration Statement or Prospectus until such Person’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

5.	Indemnification.

(a)          Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each member of the Holder Affiliated Group whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Holder and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling Person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (each such Person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, costs (including costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or any alleged untrue statement) of a material fact contained in any Prospectus, offering circular, or other document (including any related Registration Statement, notification, or the like or Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein) incident to any such Registration Statement or Prospectus, or based on any omission (or any alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and relating to any action or inaction in connection with the related offering of Registrable Securities, and will reimburse each such Covered Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss, provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) by such Covered Person relating to such Covered Person or its Affiliates (other than the Company or any of its Subsidiaries), but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or other document in reliance upon and in conformity with written information furnished to the Company by such Covered Person with respect to such Covered Person for use therein. It is agreed that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably delayed or withheld).

(b)         Indemnification by Holders of Registrable Securities. As a condition to including any Registrable Securities in any Registration Statement filed in accordance with Section 4 hereof, the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify, to the fullest extent permitted by law, severally and not jointly with any other seller of Registrable Securities, the Company, its officers, directors, accountants, attorneys, agents and employees, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, from and against all Losses arising out of or based on any untrue statement (or any alleged untrue statement) of a material fact contained in any such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document, or any omission (or any alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such officers, directors, accountants, attorneys, agents, employees, and controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such member of the Holder Affiliated Group with respect to such member for inclusion in such Registration Statement, Prospectus, offering circular or other document; provided, however, that the obligations of such Person hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Person (which consent shall not be unreasonably withheld); and provided, further, that the liability of each such Person shall be limited to the net proceeds received by such Person from the sale of Registrable Securities covered by such Registration Statement (less the aggregate amount of any damages which such Person has otherwise been required to pay in respect of such Loss or any substantially similar Loss arising from the sale of such Registrable Securities).

(c)          Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and the Indemnifying Party may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; in which case the Indemnified Party shall have the right to employ counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided that an Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed) or for fees and expenses that are not reasonable. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder or (y) involves the imposition of equitable remedies or the imposition of any obligations on the Indemnified Party or adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder.

(d)         Contribution. If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The Parties agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), an Indemnifying Party that is a member of the Holder Affiliated Group shall not be required to contribute any amount in excess of the amount that such Indemnifying Party has otherwise been, or would otherwise be, required to pay pursuant to Section 5(b) by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an Underwritten Offering are more favorable to the Company, on the one hand, or the members of the Holder Affiliated Group, on the other, in their capacities as Indemnified Parties, than the foregoing provisions, the provisions in the underwriting agreement shall control.

(e)         Deemed Underwriter. To the extent that any member of the Holder Affiliated Group is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Company agrees that such member of the Holder Affiliated Group and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.

(f)          Other Indemnification. Indemnification similar to that specified in the preceding provisions of this Section 5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

(g)         Non-Exclusivity. The obligations of the Parties under this Section 5 shall be in addition to any liability which any Party may otherwise have to any other Party.

6.
Registration Expenses. All reasonable fees and expenses incurred in the performance of or compliance with this Agreement by the Company, including (i) all registration and filing fees pertaining to Registrable Securities with respect to filings required to be made with the SEC, all applicable securities exchanges and FINRA, (ii) fees and expenses with respect to compliance with securities or blue sky laws, including any reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities pursuant to Section 4(g), (iii) printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters or by the Holder), (iv) messenger, telephone and delivery expenses of the Company, (v) fees and disbursements of counsel for the Company and the fees and expenses of any Person, including special experts, retained by the Company, (vi) expenses of the Company incurred in connection with any road show, (vii) fees and disbursements of all independent registered public accounting firms referred to in Section 4(l) hereof (including the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by the Company and fees and expenses of the transfer agent, and (viii)  all other costs, fees and expenses incident to the Company’s performance or compliance with this Agreement, shall be borne by the Company whether or not any Registration Statement is filed or becomes effective; provided, however, in the case of expenses incurred in connection with a proposed Underwritten Shelf Takedown that is not consummated, Holder shall pay such expenses unless the reason such transaction is not consummated is due to the fault of the Company or the action or inaction of Company personnel. In addition, the Company shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees.

The Company shall not be required to pay (i) fees and disbursements of any counsel, accountants or advisors retained by the Holder, any member of the Holder Affiliated Group, or by any underwriter, (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities, or (iii) any other expenses of the Holder or any member of the Holder Affiliated Group not specifically required to be paid by the Company pursuant to the first paragraph of this Section 6, and the Holder hereby undertakes to pay or reimburse the Company for any such amounts.

7.
Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holder, make publicly available such information so long as necessary to permit sales of Registrable Securities pursuant to Rule 144), and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the reasonable request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

8.	Miscellaneous.

(a)          Termination. The provisions of this Agreement shall terminate upon the earliest to occur of (i) its termination by the written agreement of all Parties or their respective successors in interest, (ii) the date on which all Equity Securities held by Members of the Holder Affiliated Group have ceased to be Registrable Securities, (iii) the dissolution, liquidation or winding up of the Company, and (iv) the tenth (10th) anniversary hereof. Nothing herein shall relieve any Party from any liability for any breach of this Agreement. The provisions of Sections 5 and 6 shall survive any termination of this Agreement.

(b)         [Reserved].

(c)          Amendments and Waivers. This Agreement may be amended or modified, and the parties hereto may take any action herein prohibited, or omit to perform any act herein required to be performed by them, only if any such amendment, action or omission to act has received the written consent of the Company and the Holder. No provision of this Agreement may be waived except in a written instrument signed by the party against whom enforcement of such waived provision is sought. Any waiver of a right hereunder does not extend beyond the specific event or circumstance giving rise to the right. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement will operate as a waiver thereof, nor does any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

(d)         Successors, Assigns and Transferees. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors and assigns who agree in writing to be bound by the provisions of this Agreement. The rights of members of the Holder Affiliated Group hereunder may be assigned (but only with all related obligations set forth below, and provided that the rights of Tether International Limited in its capacity as the Holder hereunder may not be assigned without the consent of the Company) in connection with a Transfer of Registrable Securities to a Permitted Transferee of such member. Without prejudice to any other or similar conditions imposed hereunder with respect to such assignment, no assignment permitted under the terms of this Section 8(d) will be effective unless and until the Holder has delivered to the Company written notice that such Permitted Transferee has become a member of the Holder Affiliated Group. A Permitted Transferee to whom rights are assigned pursuant to this Section 8(d) may not again assign those rights to any other Permitted Transferee other than as provided in this Section 8(d). The Company may not assign this Agreement without the prior written consent of the Holder; provided, however, that the Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Holder so long as the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement.

(e)         Notices. All notices, requests and other communications to any party hereunder shall be in writing (including e-mail transmission if confirmed by telephone or return e-mail (including automated return receipt)) and shall be given:

If to the Company, to:

Bitdeer Technologies Group
08 Kallang Avenue,
Aperia tower 1, #09-03/04
Singapore 339509
Attn:   [***]
Email: [***]

with a copy (which shall not constitute notice) to:

Cooley HK
35/F, Two Exchange Square
8 Connaught Place
Central, Hong Kong
Attn: [***]
Email: [***]

if to Holder, to:

Tether International Limited
c/o SHRM Trustees
Trinity Chambers
Tortola, Road Town
British Virgin Islands,
VG1110
Attention: [***]
Email: [***]

with a copy (which shall not constitute notice) to:
McDermott Will & Emery LLP
One Vanderbilt Avenue
New York, NY 10017-3852
Attention:   [***]
Email:   [***]

or such other address or email address as such party may hereafter specify for the purpose by notice to the other Parties.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:30 p.m., local time in the place of receipt, on a Business Day. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

(f)          Further Assurances. At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

(g)         No Inconsistent Agreements. The Company shall not hereafter enter into any agreement (or amend, modify or supplement any existing agreement) with respect to its securities which is inconsistent with or violates the rights granted to the Holder Affiliated Group in this Agreement.

(h)        Entire Agreement; No Third Party Beneficiaries. This Agreement (i) constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement and supersedes any prior discussions, correspondence, negotiation, proposed term sheet, agreement, understanding or agreement, and there are no agreements, understandings, representations or warranties between the Parties other than those set forth or referred to in this Agreement and (ii)     except as provided in Section 5 with respect to an Indemnified Party, is not intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns), other than the members of the Holder Affiliated Group, any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

(i)          Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.

(i)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed wholly within such State and without reference to the choice-of-law principles that would result in the application of the laws of a different jurisdiction.

(ii)          Each party to this Agreement irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located the City of New York, Borough of Manhattan for any suit, action or other proceeding arising out of or relating to this Agreement and hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such court. Each party to this Agreement hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such suit, action or other proceeding. The parties further agree, to the extent permitted by law, that a final and unappealable judgment against any of them in any suit, action or other proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

(iii)         EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(j)          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(k)         Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

(l)          Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

(m)        Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts (including via electronic means), each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by electronic signature(s).

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed on its behalf as of the date first written above.

Bitdeer Technologies Group

By:
Name: Jihan Wu
Title: Chief Executive Officer

Tether International Limited

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Exhibit A

Holder Affiliated Group